






BAKERY
DESSERTS

Fiscal Third Quarter 2024 Results Conference Call

April 25, 2024

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Third Quarter 2024 Results

Solid execution delivering sustained margin expansion, higher quality of earnings, despite temporary pause in grocery vertical

14% y/y growth in adjusted net income, given strategic focus on higher quality of earnings

Gross profit rate and adjusted EBITDA margin increased more than 140 and 80 points, respectively, versus PY period

Strong free cash flow supports further net leverage reduction to 0.2x as of March 31, 2024

Focused Execution on Earnings Quality
F3Q24 sales (8%) below PY, while adjusted net income +14% above PY, given continued price discipline, a higher value, solutions-based sales mix and moderating input costs

Maintained Healthy Margin Realization
Adjusted gross margin rate +156 bps y/y to 29.0%; Adj. EBITDA margin rate +83 bps y/y to 10.4%; adjusted net income +110 bps y/y to 5.8%

Improved Balance Sheet Optionality
Reduced total net debt outstanding by $39 million on an TTM basis; Net leverage of 0.2x at 3/31/24

Lighting Segment Update
Segment adj. EBITDA +9% above PY, while segment adj. EBITDA margin rate +141 bps to 13.4%; book-to-bill above 1.0x exiting F3Q24, quotation pipeline remains active

Display Solutions Segment Update
Demand strength within refueling, c-store and QSR offset by fewer new project releases in grocery vertical; solutions-based approach supporting price discipline

Solid Free Cash Flow Generation
Generated $43 million in TTM free cash flow through the end of F3Q24; TTM FCF conversion was 84% of TTM adjusted EBITDA

Announced acquisition of EMI Industries
On April 18, 2024, subsequent to the fiscal third quarter reporting period, LSI announced the acquisition of privately held EMI Industries for an all-cash purchase price of $50 million

Executing on *Fast Forward* Value Creation Initiative
Over the next five years, LSI intends to deliver more than 60% net sales growth; more than 100% adjusted EBITDA growth; and at least 250 basis points of adjusted EBITDA margin expansion

CONSOLIDATED FINANCIAL RESULTS

Strategic Focus on Quality of Earnings Resulted in 14% y/y Growth in Adjusted Net Income

Continue to advance high-value vertical market strategy

Lighting applications demand remains stable; Display Solutions mixed, with refueling/c-store remaining strong, and grocery soft

Sales +3% in Q3, when excluding grocery decline for display fixtures. Underlying fundamentals in grocery support ongoing, multi-year investment cycle

Solid margin performance; pricing environment remains stable; material input costs down slightly versus the PY, productivity improving

Adjusted EPS increases $0.02 to $0.21

Total Net Sales ($M)


$117.5
$108.2
F3Q23
F3Q24

Operating Income ($M)


7.5%
8.2%
$7.7
$8.8
$7.7
$8.8
F3Q23
F3Q24
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)


$0.19
$0.21
$4.7
$5.5
$5.4
$6.2
F3Q23
F3Q24
Reported Net Income
Adjusted Net Income
Adj. EPS

Non-GAAP Adjusted EBITDA ($M)


9.6%
10.4%
$11.2
$11.2
F3Q23
F3Q24
Adjusted EBITDA as % Sales

LIGHTING SEGMENT UPDATE

Improved Sales Mix, Price Discipline, Cost Control Supports Significant Margin Expansion

- Solid Lighting performance, as LSI continued to deliver above-market growth in F3Q24
- Project quotation levels remain healthy. Quote-to-order conversion period lengthening, particularly for larger projects
- Segment level gross margin rate and EBITDA margin expansion driven by favorable pricing, moderating material input costs, productivity gains
- Q3 book-to-bill above 1.0, backlog exiting Q3 slightly above PY

Lighting Segment Sales ($M)


$66.7
$64.9
F3Q23
F3Q24

Lighting Segment Adj. Gross Margin ($M)


30.4%
33.2%
$20.3
$21.6
F3Q23
F3Q24
Segment Gross Profit as % Segment Sales

Lighting Segment Adj. Operating Income ($M)


9.9%
11.3%
$6.6
$7.3
F3Q23
F3Q24
Segment Adj. Operating Income as % Segment Sales

Lighting Segment Adjusted EBITDA ($M)


11.9%
13.4%
$8.0
$8.7
F3Q23
F3Q24
Segment Adjusted EBITDA as % Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Elevated Activity in Refueling, C-Store, QSR Offset by Continued Pause in Grocery Vertical

- Strong growth in the refueling / c-store and QSR verticals offset by continued delay in grocery vertical
- Within refueling / c-store, F3Q24 was the segment's most active third quarter in more than 15 years, with work occurring on over 500 customer sites
- Building traction in new international customers, with ongoing projects in six Caribbean and Central American countries
- Expect refueling / c-store project site activity to remain elevated throughout the fourth quarter and into fiscal 2025

Display Solutions Segment Sales ($M)


$50.8
$43.3
F3Q23
F3Q24

Display Solutions Segment Adj. Gross Margin ($M)


23.5%
22.6%
$11.9
$9.8
F3Q23
F3Q24
Segment Gross Profit as % Segment Sales

Display Solutions Segment Adj. Op. Income ($M)


11.3%
10.4%
$5.7
$4.5
F3Q23
F3Q24
Segment Adj. Operating Income as % Segment Sales

Display Solutions Segment Adjusted EBITDA ($M)


13.3%
12.6%
$6.8
$5.5
F3Q23
F3Q24
Segment Adjusted EBITDA as % Sales

DISCIPLINED WORKING CAPITAL MANAGEMENT

Sustained Focus on Driving Capital Efficiency

Working capital increased sequentially, driven by increased cash balance. Non-cash working capital has declined 4% vs. PY

We continue to align inventory levels with current demand conditions. Overall supply chain remains stable

Remain highly focused on working capital efficiency, consistent with focus on stable free cash generation

Total Working Capital ($M)



$79.8
$73.3
$76.2
$75.8
$77.2
F3Q23
F4Q23
F1Q24
F2Q24
F3Q24

Total Inventory ($M)



$67.7
$63.7
$63.1
$60.2
$60.3
F3Q23
F4Q23
F1Q24
F2Q24
F3Q24

STRONG CASH GENERATION, BALANCE SHEET DISCIPLINE

$43 Million in TTM Free Cash Generation Brings Net Leverage to 0.2x as of 3/31/2024

- During last 12 months, free cash flow generation of ~$43 million, representing 84% free cash flow conversion (as % of TTM Adjusted EBITDA)
- During last 12 months, reduced net debt outstanding by $39 million; net leverage declined from 1.0x to 0.2x
- Remain focused on further debt reduction, return of capital initiatives and opportunistic growth investments, including strategic acquisitions
- Pro-forma leverage ratio 1.3x post-EMI acquisition

Free Cash Flow ($M)[1]


$11.7
$38.8
$15.6
$46.4
$9.2
$45.4
$7.3
$43.8
$11.2
$43.3
F3Q23
F4Q23
F1Q24
F2Q24
F3Q24
Free Cash Flow in Quarter
TTM Free Cash Flow

Net Debt Outstanding ($M)[2]


$48.2
Net Leverage 1.0x
$33.4
Net Leverage 0.6x
$25.1
Net Leverage 0.5x
$18.9
Net Leverage 0.4x
$9.2
Net Leverage 0.2x
F3Q23
F4Q23
F1Q24
F2Q24
F3Q24

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the rolling five quarters ending March 31, 2024. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, and consulting expenses supporting commercial growth initiatives, are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt.

Non-GAAP RECONCILIATION

LSI Industries	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net Sales [a]	117,470	123,636	123,441	109,005	108,186
Gross Margin	32,204	35,864	36,589	31,536	31,210
Severance costs/Restructruing costs	-	-	347	30	130
Adjusted Gross Margin [b]	**32,204**	**35,864**	**36,936**	**31,566**	**31,340**
Adjusted Gross Margin % [b] / [a]	27.4%	29.0%	29.9%	29.0%	29.0%

Lighting Segment	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net Sales [c]	66,707	71,377	67,641	64,796	64,881
Gross Margin	20,278	23,746	23,280	22,698	21,564
Severance costs/Restructruing costs	-	-	-	-	-
Adjusted Gross Margin [d]	**20,278**	**23,746**	**23,280**	**22,698**	**21,564**
Adjusted Gross Margin % [d] / [c]	**30.4%**	**33.3%**	**34.4%**	**35.0%**	**33.2%**

Display Solutions Segment	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net Sales [e]	50,762	52,259	55,800	44,209	43,305
Gross Margin	11,927	12,117	13,310	8,838	9,645
Severance costs/Restructruing costs	-	-	347	30	130
Adjusted Gross Margin [f]	**11,927**	**12,117**	**13,657**	**8,868**	**9,775**
Adjusted Gross Margin % [f] / [e]	**23.5%**	**23.2%**	**24.5%**	**20.1%**	**22.6%**

Corporate Segment	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Gross Margin	(1)	1	(1)	-	1
Severance costs/Restructruing costs	-	-	-	-	-
Adjusted Gross Margin	**(1)**	**1**	**(1)**	**-**	**1**

Non-GAAP RECONCILIATION

LSI Industries	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net Sales [a]	117,470	123,636	123,441	109,005	108,186
Operating Income	7,732	10,237	11,028	7,819	7,660
Consulting Expense: Commercial Growth Initiatives	75	-	19	-	-
Severance costs/Restructruing costs		20	353	35	141
Long-Term Performance Based Compensation	968	1,477	1,325	849	1,021
Adjusted Operating Income [b]	**8,775**	**11,734**	**12,725**	**8,703**	**8,822**
Depreciation and amortization	2,455	2,369	2,371	2,357	2,415
Adjusted EBITDA [c]	**11,230**	**14,103**	**15,096**	**11,060**	**11,237**
Operating Margin % [b] / [a]	7.5%	9.5%	10.3%	8.0%	8.2%
Adjusted EBITDA Margin % [c] / [a]	9.6%	11.4%	12.2%	10.1%	10.4%

Lighting Segment	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net Sales [a]	66,707	71,377	67,641	64,796	64,881
Operating Income	6,529	9,192	8,753	8,857	7,268
Severance costs/Restructruing costs	-	20	-	4	11
Long-Term Performance Based Compensation	97	119	92	(43)	43
Adjusted Operating Income	**6,626**	**9,331**	**8,845**	**8,818**	**7,322**
Depreciation and amortization	1,344	1,311	1,309	1,292	1,342
Adjusted EBITDA [b]	**7,970**	**10,642**	**10,154**	**10,110**	**8,664**
Adjusted EBITDA Margin % [b] / [a]	**11.9%**	**14.9%**	**15.0%**	**15.6%**	**13.4%**

Display Solutions Segment	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net Sales [c]	50,762	52,259	55,800	44,209	43,305
Operating Income	5,501	5,161	7,219	3,302	4,064
Severance costs/Restructruing costs		-	353	31	130
Long-Term Performance Based Compensation	221	493	309	276	284
Adjusted Operating Income	**5,722**	**5,654**	**7,881**	**3,609**	**4,478**
Depreciation and amortization	1,044	984	976	988	981
Adjusted EBITDA [d]	**6,766**	**6,638**	**8,857**	**4,597**	**5,459**
Adjusted EBITDA Margin % [d] / [c]	**13.3%**	**12.7%**	**15.9%**	**10.4%**	**12.6%**

Corporate Segment	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Operating Loss	(4,296)	(4,115)	(4,943)	(4,340)	(3,672)
Consulting Expense: Commercial Growth Initiatives	75	-	19	-	-
Severance costs/Restructruing costs	-	-	-	-	-
Long-Term Performance Based Compensation	650	865	924	616	694
Adjusted Operating Loss	**(3,571)**	**(3,250)**	**(4,000)**	**(3,724)**	**(2,978)**
Depreciation and amortization	68	74	85	77	92
Adjusted EBITDA	**(3,503)**	**(3,176)**	**(3,915)**	**(3,647)**	**(2,886)**

Non-GAAP RECONCILIATION

LSI Industries	Q3 2023	Diluted EPS	Q4 2023	Diluted EPS	Q1 2024	Diluted EPS	Q2 2024	Diluted EPS	Q3 2024	Diluted EPS
Net Income Reported	$ 4,669	$ 0.16	$ 8,415	$ 0.28	$ 8,028	$ 0.27	$ 5,906	$ 0.20	$ 5,375	$ 0.18
Consulting Expense: Commercial Growth Initiatives	59	-			13	-	-	-	767	0.03
Severance costs/Restructruing costs			13		256	0.01	34	-	101	-
Long-Term Performance Based Compensation	769	0.03	771	0.03	974	0.03	625	0.02	-	
Tax Rate Difference between reported and adjusted net income			(402)	(0.01)	(531)	(0.02)	(201)	(0.01)	-	
Net Income Adjusted	$ 5,497	$ 0.19	$ 8,797	$ 0.30	$ 8,740	$ 0.29	$ 6,364	$ 0.21	$ 6,243	$ 0.21

Non-GAAP RECONCILIATION

Working Capital	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Total consolidated current assets	$ 145,823	$ 149,876	$ 154,192	$ 141,393	$ 143,485
Total consolidated current liabilities	$ 66,037	$ 76,562	$ 77,973	$ 65,554	$ 66,261
Consolidated working capital	$ 79,786	$ 73,314	$ 76,219	$ 75,839	$ 77,224

Free Cash Flow	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Cash Flow from Operations	$ 12,486	$ 17,038	$ 10,592	$ 9,276	$ 12,429
Less: Capital Expenditures	$ (759)	$ (1,454)	$ (1,393)	$ (1,956)	$ (1,277)
Free Cash Flow	$ 11,727	$ 15,584	$ 9,199	$ 7,320	$ 11,152

Net Debt Outstanding and Leverage Ratio	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Total Debt	49,572	35,200	28,669	21,521	16,354
Less: Cash	(1,350)	(1,828)	(3,533)	(2,660)	(7,175)
Net Debt	$ 48,222	$ 33,372	$ 25,136	$ 18,861	$ 9,179
Adjusted EBITDA - Trailing Twelve Months	$ 48,117	$ 51,620	$ 53,408	$ 51,489	$ 51,496
Net Leverage Ratio	1.0	0.6	0.5	0.4	0.2


VALLEY
ROOTS
AS ADVERTISED

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LSI Investor Relations